Aberdeen Global Select Opportunities Fund Inc.

Supplement dated October 24, 2014 to the Prospectus and Statement of Additional Information, each dated March 3, 2014, as supplemented to date

The following supplements the information in the Aberdeen Global Select Opportunities Fund Inc. Prospectus and Statement of Additional Information.  This information is important and relates to a transaction affecting your Fund.  You should read it carefully.

On September 18, 2014, the Board of Directors of Aberdeen Global Select Opportunities Fund Inc. (the “Fund”) approved an Agreement and Plan of Reorganization relating to the reorganization (the “Reorganization”) of the Fund into the Aberdeen Global Equity Fund (the “Acquiring Fund”), a series of Aberdeen Funds.  The Reorganization is subject to the completion of certain conditions, including approval by shareholders of the Fund.

On September 18, 2014, the Board of Directors of the Fund also approved a proposed Plan of Liquidation (“Liquidation Plan”) that provides for the complete liquidation of all of the assets of the Fund (the “Liquidation”).  The Liquidation will only occur if the Liquidation Plan is approved by the Fund’s shareholders and either the Reorganization is not approved by shareholders or is not consummated for any other reason.

The Fund’s investment adviser, Aberdeen Asset Management Inc. (“AAMI”), proposed the Reorganization and Liquidation, in part, because it determined that the Fund is not viable in the long term due to the Fund’s small asset size.  AAMI also serves as investment adviser to the Acquiring Fund.

Proxy materials describing the proposed Reorganization and Liquidation, and the Board’s considerations in approving the proposals, will be mailed to shareholders of the Fund in anticipation of a special meeting of shareholders to be held in the first quarter of 2015.  In the proposed Reorganization, each shareholder of the Fund would become a shareholder of the Acquiring Fund and would receive on a tax-free basis shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Fund.  If the Reorganization is approved by shareholders and consummated, a Fund shareholder who does not wish to become a shareholder of the Acquiring Fund may redeem shares of the Fund at any time prior to the Reorganization.

Please retain this Supplement for future reference.